LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL BOND FUND

June 1, 1999

Dear Shareholder,

The previous six-month period was marked by continued strength in the U.S. economy, coupled with benign inflation and narrowing spreads. During this period, the J.P. Morgan Institutional Bond Fund posted a 0.94% return, compared with the 0.73% return of the Salomon Smith Barney Broad Investment Grade Bond Index and the 0.61% return of the Lipper Intermediate Investment Grade Debt Funds Average.

The fund's net asset value declined to $9.78 on April 30, 1999, from $10.10 on October 31, 1998. During the year, the fund made distributions of approximately $0.29 per share from ordinary income, approximately $0.08 per share from short-term capital gains, and approximately $0.04 per share from long-term capital gains. On April 30, 1999, the net assets of the fund were approximately $1.1 billion, while the assets of The U.S. Fixed Income Portfolio, in which the fund invests, amounted to approximately $1.5 billion.

This report includes a discussion with William Tennille, the portfolio manager primarily responsible for The U.S. Fixed Income Portfolio. In this interview, Bill talks about the events of the previous six months that had the greatest effect on the portfolio and discusses his investment strategy.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,



/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated



--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS. . . .1     FUND FACTS AND HIGHLIGHTS . . . .6

FUND PERFORMANCE. . . . . . . . .2     FINANCIAL STATEMENTS. . . . . . .8

PORTFOLIO MANAGER Q & A . . . . .3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

PERFORMANCE                                    TOTAL RETURNS                       AVERAGE ANNUAL TOTAL RETURNS
                                               ----------------------             ---------------------------------
                                               THREE           SIX                 ONE           FIVE        TEN
AS OF APRIL 30, 1999                           MONTHS          MONTHS              YEAR          YEARS       YEARS*
---------------------------------------------------------------------             ---------------------------------
J.P. Morgan Inst. Bond Fund                    -0.44%          0.94%               5.41%         7.69%        8.17%
Salomon Smith Barney Broad
   Investment Grade Bond Index**               -0.86%          0.73%               6.30%         8.05%        8.96%
Lipper Intermediate Investment
   Grade Debt Funds Average                    -0.85%          0.61%               5.12%         7.15%        8.08%

AS OF MARCH 31, 1999
---------------------------------------------------------------------             -----------------------------------
J.P. Morgan Inst. Bond Fund                    -0.34%         -0.34%               5.35%         7.39%        8.25%
Salomon Smith Barney Broad
  Investment Grade Bond Index**                -0.46%         -0.05%               6.50%         7.81%        9.13%
Lipper Intermediate Investment
  Grade Debt Funds Average                     -0.52%         -0.45%               5.15%         6.86%        8.22%




*PERFORMANCE PRIOR TO 7/26/93 REFLECTS THAT OF J.P. MORGAN BOND FUND, THE PREDECESSOR ENTITY TO THE U.S. FIXED INCOME PORTFOLIO, WHICH HAS A SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVE AND RESTRICTIONS AS J.P. MORGAN INSTITUTIONAL BOND FUND (GROWTH AND AVERAGE ANNUAL TOTAL RETURNS BASED ON THE MONTH END FOLLOWING INCEPTION). THE FUND'S AVERAGE ANNUAL TOTAL RETURN FROM THE INCEPTION DATE ON 7/26/93 THROUGH 4/30/99 IS 6.52%.

**THE SALOMON SMITH BARNEY BROAD INVESTMENT GRADE BOND INDEX IS AN UNMANAGED, MARKET-WEIGHTED INDEX THAT MEASURES BOND MARKET PERFORMANCE AND CONTAINS APPROXIMATELY 4,700 INDIVIDUALLY PRICED INVESTMENT-GRADE BONDS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT THE REIMBURSEMENT OF CERTAIN EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with WILLIAM G. TENNILLE, vice president, a member of the portfolio management team for The U.S. Fixed Income Portfolio, in which the fund invests. Bill joined Morgan in 1992 and has extensive experience across a broad range of markets, including mortgage securities and derivatives. He is a graduate of the University of North Carolina. This interview was conducted on May 18, 1999, and reflects Bill's views on that date.

WHAT FACTORS HAVE MOST INFLUENCED THE BOND MARKET OVER THE PAST SIX MONTHS?

WGT: We've seen a definite change in market sentiment from the panic meltdown experienced in the third quarter of 1998. Now there's much greater confidence in the prospects for economic growth, both domestic and global, coupled with expectations of continued benign inflation. As a result, investors are now more willing to hold non-Treasury obligations, which has certainly helped the performance of spread product - corporates, asset-backeds, mortgages, and high-yield and emerging market debt. There is also much more liquidity evident in the market of late, following a period when liquidity was significantly lacking.

In the U.S., the economy has continued to be strong throughout the past six months, even stronger than we had expected. The strength of the equity markets, and the tremendous wealth effect that has resulted for both households and corporations, has driven this economic growth. Our economist believes this wealth effect was a major reason the U.S. was able to shrug off the economic sluggishness seen globally. Such persistent strength, particularly when coupled with signs of a rebound in global economic growth like we have been seeing, would often incite the Federal Reserve to bump up interest rates. But with inflation remaining in check, the Fed has maintained its neutral stance, although it just announced a shift to a tightening bias from a neutral one.

TO WHAT DO YOU ATTRIBUTE THE FUND'S PERFORMANCE OVER THE PERIOD?

WGT: October was the worst of times for spread product, as spreads widened to degrees not seen for many years. Since then, however, spreads have narrowed considerably; this positively affected the portfolio, as we had been holding a large percentage of spread product in the portfolio relative to Treasuries. Pretty much all spread product has performed well since October, with emerging market debt, high-yield debt, investment-grade corporates, and commodity bonds leading the pack.

During the period, we added to our emerging-market debt position, as signs of improvement in the global economy, particularly in Brazil and Russia, became evident. Most of our emerging-market holdings are in the form of Brady Bonds, as we like the liquidity that they provide. Among corporates, issues from the oil and gas, bank, and telecommunications sectors did well. Toward the end of the six-month period we brought our duration position in line with the benchmark. We had been short of the benchmark during most of the period, and as the yield curve steepened, performance suffered.

WHAT DO YOU SEE ON THE HORIZON IN THE BOND MARKET, AND HOW WILL YOU POSITION THE PORTFOLIO?

WGT: We believe we are approaching a point at which global economic recovery and financial market stabilization are reflected in bond prices. While we continue to maintain a positive view on spread sectors, further spread-sector outperformance is dependent on the continued strength of global economies. Though our conviction that non-U.S. growth is bottoming continues to increase, we will keep a close eye on the progress of structural reform in Japan and commodity price trends worldwide.

We expect the U.S. economy to continue to be strong; in fact, we recently raised our 1999 GDP forecast again. But since we also expect inflation to continue to be benign, we think the Fed will stick with its patient approach to rates and remain on hold in the near term, despite its shift to a tightening bias. Regardless, we believe that concern in the market about the economy's continued strength may override recent indications that inflation remains in check. As a result, we expect the 30-year Treasury bond to trade between 5.40% and 6.00%, with risk on the upside of that range. We will likely maintain the portfolio's neutral duration relative to the benchmark.

Should bond dealers look to lock in profits they earned from what has thus far been a strong year, there may be some tightness in the bond market over the next couple of months. Though the market as a whole may fade somewhat in attractiveness, good investment opportunities will surely crop up. There appears to be some anxiety in the market, as the economy seems to be moving a little faster than most people would like; other factors, such as U.S. Treasury Secretary Robert Rubin's resignation and political unrest in Russia, are also contributing to the concern. Considering this, we thought it wise to take some of the risk off the table, so we recently sold a lot of longer-term issues and replaced them with similar, though shorter-term, bonds.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Institutional Bond Fund seeks to provide a high total return consistent with moderate risk of capital. It is designed for investors who seek a total return that is higher than that generally available from short-term obligations while recognizing the greater price fluctuation of longer-term instruments.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
7/26/93

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 4/30/99
$1,099,383,232

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 4/30/99
$1,536,391,238

--------------------------------------------------------------------------------
Dividend payable dates
MONTHLY

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/13/99



EXPENSE RATIO
The fund's current annualized expense ratio of 0.50% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.


FUND HIGHLIGHTS
ALL DATA AS OF APRIL 30, 1999

PORTFOLIO ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

U.S. AGENCY OBLIGATIONS                      36.9%
SHORT-TERM INVESTMENTS                       21.8%
CORPORATE OBLIGATIONS                        20.9%
COLLATERALIZED MORTGAGE OBLIGATIONS           9.7%
U.S. TREASURY OBLIGATIONS                     3.8%
SOVEREIGN BONDS & FOREIGN GOVERNMENT BONDS    3.6%
PRIVATE PLACEMENTS                            2.4%
CONV. PREFERRED STOCK                         0.8%
CD                                            0.2%
CONVERTIBLE BONDS                             0.1%


30-DAY SEC YIELD
5.78%*


DURATION
5.0 years

QUALITY BREAKDOWN
AAA**             73%
AA                 4%
A                  7%
Other             16%

*YIELD REFLECTS THE REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, THE 30-DAY SEC YIELD WOULD HAVE BEEN LOWER.

**INCLUDES U.S. GOVERNMENT AGENCY, TREASURY OBLIGATIONS, COMMERCIAL PAPER, AND REPURCHASE AGREEMENTS.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                             THIS PAGE INTENTIONALLY LEFT BLANK

J.P. MORGAN INSTITUTIONAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

ASSETS
Investment in The U.S. Fixed Income Portfolio
  ("Portfolio"), at value                          $1,097,658,837
Receivable for Shares of Beneficial Interest Sold       4,891,851
Receivable for Expense Reimbursements                       5,352
Prepaid Trustees' Fees                                      3,456
Prepaid Expenses and Other Assets                           6,178
                                                   --------------
    Total Assets                                    1,102,565,674
                                                   --------------
LIABILITIES
Dividends Payable to Shareholders                       2,370,734
Payable for Shares of Beneficial Interest
  Redeemed                                                671,550
Shareholder Servicing Fee Payable                          90,537
Administrative Services Fee Payable                        23,319
Administration Fee Payable                                  1,419
Fund Services Fee Payable                                     445
Accrued Expenses                                           24,438
                                                   --------------
    Total Liabilities                                   3,182,442
                                                   --------------
NET ASSETS
Applicable to 112,398,267 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $1,099,383,232
                                                   --------------
                                                   --------------
Net Asset Value, Offering and Redemption Price
  Per Share                                                 $9.78
                                                             ----
                                                             ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $1,102,245,081
Undistributed Net Investment Income                       757,863
Accumulated Net Realized Gain on Investment             3,290,128
Net Unrealized Depreciation of Investment              (6,909,840)
                                                   --------------
    Net Assets                                     $1,099,383,232
                                                   --------------
                                                   --------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL BOND FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income                                     $33,653,979
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $4,859)                                      747,174
Allocated Portfolio Expenses                                   (1,882,375)
                                                              -----------
    Net Investment Income Allocated from
      Portfolio                                                32,518,778
FUND EXPENSES
Shareholder Servicing Fee                          $530,364
Administrative Services Fee                         140,152
Registration Fees                                    14,677
Fund Services Fee                                    11,188
Professional Fees                                    10,500
Transfer Agent Fees                                   9,584
Administration Fee                                    8,287
Printing Expenses                                     7,056
Trustees' Fees and Expenses                           6,218
Miscellaneous                                        14,924
                                                   --------
    Total Fund Expenses                             752,950
Less: Reimbursement of Expenses                      (8,650)
                                                   --------
NET FUND EXPENSES                                                 744,300
                                                              -----------
NET INVESTMENT INCOME                                          31,774,478
NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                     3,084,180
NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                         (25,494,174)
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $ 9,364,484
                                                              -----------
                                                              -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                    MONTHS ENDED     FOR THE FISCAL
                                                   APRIL 30, 1999      YEAR ENDED
                                                    (UNAUDITED)     OCTOBER 31, 1998
                                                   --------------   ----------------
INCREASE IN NET ASSETS

FROM OPERATIONS
Net Investment Income                              $   31,774,478   $     58,716,828
Net Realized Gain on Investment Allocated from
  Portfolio                                             3,084,180         12,631,804
Net Change in Unrealized Appreciation
  (Depreciation) of Investment Allocated from
  Portfolio                                           (25,494,174)         2,974,155
                                                   --------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                        9,364,484         74,322,787
                                                   --------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                 (31,790,058)       (58,731,284)
Net Realized Gain                                     (12,005,693)        (5,896,229)
                                                   --------------   ----------------
    Total Distributions to Shareholders               (43,795,751)       (64,627,513)
                                                   --------------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold      273,389,726        271,326,921
Reinvestment of Dividends and Distributions            27,154,021         36,478,657
Cost of Shares of Beneficial Interest Redeemed       (168,139,882)      (228,144,354)
                                                   --------------   ----------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                             132,403,865         79,661,224
                                                   --------------   ----------------
    Total Increase in Net Assets                       97,972,598         89,356,498
NET ASSETS
Beginning of Period                                 1,001,410,634        912,054,136
                                                   --------------   ----------------
End of Period (including undistributed net
  investment income of $757,863 and $773,443,
  respectively)                                    $1,099,383,232   $  1,001,410,634
                                                   --------------   ----------------
                                                   --------------   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                       FOR THE
                                                   SIX MONTHS ENDED              FOR THE FISCAL YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 1999      --------------------------------------------------------
                                                     (UNAUDITED)            1998         1997       1996       1995       1994
                                                   ----------------     ------------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD               $      10.10         $      10.01   $   9.84   $   9.98   $   9.23   $  10.14
                                                   ----------------     ------------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                      0.29                 0.64       0.65       0.61       0.63       0.55
Net Realized and Unrealized Gain (Loss) on
  Investment                                              (0.20)                0.15       0.18      (0.11)      0.75      (0.88)
                                                   ----------------     ------------   --------   --------   --------   --------
Total from Investment Operations                           0.09                 0.79       0.83       0.50       1.38      (0.33)
                                                   ----------------     ------------   --------   --------   --------   --------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                     (0.29)               (0.63)     (0.64)     (0.61)     (0.63)     (0.55)
Net Realized Gain                                         (0.12)               (0.07)     (0.02)     (0.03)        --      (0.03)
                                                   ----------------     ------------   --------   --------   --------   --------
Total Distributions to Shareholders                       (0.41)               (0.70)     (0.66)     (0.64)     (0.63)     (0.58)
                                                   ----------------     ------------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD                     $       9.78         $      10.10   $  10.01   $   9.84   $   9.98   $   9.23
                                                   ----------------     ------------   --------   --------   --------   --------
                                                   ----------------     ------------   --------   --------   --------   --------
RATIOS AND SUPPLEMENTAL DATA
Total Return                                               0.94%(a)             8.18%      8.78%      5.21%     15.50%     (3.33)%
Net Assets, End of Period (in thousands)           $  1,099,383         $  1,001,411   $912,054   $836,066   $438,610   $253,174
Ratios to Average Net Assets
  Net Expenses                                             0.50%(b)             0.49%      0.50%      0.50%      0.47%      0.50%
  Net Investment Income                                    5.99%(b)             6.32%      6.59%      6.28%      6.62%      6.00%
  Expenses without Reimbursement                           0.50%(b)             0.50%      0.50%      0.53%      0.52%      0.69%

------------------------
(a) Not annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Institutional Bond Fund (the "fund") is a separate series of J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust"), which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on July 26, 1993.

The fund invests all of its investable assets in The U.S. Fixed Income Portfolio (the "portfolio"), a no-load diversified, open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (71% at April 30, 1999). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all the fund's net investment income is declared as dividends daily and paid monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   e) The fund is treated as a separate entity for federal income tax purposes. The fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services

J.P. MORGAN INSTITUTIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------
      necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 1999, the fee for these services amounted to $8,287.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P.Morgan & Co. Incorporated ("J.P. Morgan"), under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended April 30, 1999, the fee for these services amounted to $140,152.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 0.50% of the average daily net assets of the fund. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan. For the six months ended April 30, 1999, J.P. Morgan has agreed to reimburse the fund $8,650 for the expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance services to fund shareholders. The Agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the fund. For the six months ended April 30, 1999, the fee for these services amounted to $530,364.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $11,188 for the six months ended April 30, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives

J.P. MORGAN INSTITUTIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------
      compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $2,300.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                     FOR THE SIX
                                                    MONTHS ENDED     FOR THE FISCAL
                                                   APRIL 30, 1999      YEAR ENDED
                                                     (UNAUDITED)    OCTOBER 31, 1998
                                                   ---------------  ----------------
Shares sold......................................       27,555,456       27,037,802
Reinvestment of dividends and distributions......        2,733,368        3,640,246
Shares redeemed..................................      (17,013,993)     (22,702,092)
                                                   ---------------  ----------------
Net Increase.....................................       13,274,831        7,975,956
                                                   ---------------  ----------------
                                                   ---------------  ----------------

4. AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 27, 1998, with unaffiliated lenders. The maximum borrowing under the Agreement was $150,000,000. The Agreement expired on May 26, 1999, however, the fund as party to the Agreement has extended the Agreement and will continue its participation therein for an additional 364 days until May 23, 2000. The maximum borrowing under the current agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. Prior to May 26, 1999 the funds paid a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount; under the current Agreement, the commitment fee has increased to an annual rate of 0.085% on the unused portion of the committed amount. The commitment fee is allocated to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement as of April 30, 1999.

The U.S. Fixed Income Portfolio

Semiannual Report April 30, 1999

(unaudited)

(The following pages should be read in conjunction with J.P. Morgan Institutional Bond Fund
Semiannual Financial Statements)

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

  PRINCIPAL                                                         MOODY'S/S&P
   AMOUNT                      SECURITY DESCRIPTION                    RATING           VALUE
-------------    -------------------------------------------------  ------------   ---------------
CERTIFICATES OF DEPOSIT-FOREIGN (0.3%)
CANADA (0.3%)
$   4,000,000    Canadian Imperial Bank of Commerce, 6.200% due
                   08/01/00(s) (cost $4,000,481)..................    Aa3/AA-      $     4,020,800
                                                                                   ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET BACKED SECURITIES (12.4%)
FINANCIAL SERVICES (12.4%)
   20,999,947    AFC Home Equity Loan Trust, NAS, Series 1997-3,
                   Class 1A5, Callable, 6.900% due 09/27/27.......    Aaa/AAA           21,209,947
    2,109,366    American Southwest Financial Corp., Support Bond,
                   Series 60, Class D, Callable, 8.900% due
                   03/01/18.......................................     NR/AAA            2,135,733
    2,253,150    Bear Stearns Structured Securities Inc.,
                   Sequential Payer, Series 1997-2, Class 1A5,
                   Callable, (144A), 7.000% due 08/25/36..........     Aaa/NR            2,213,368
    2,000,000    Chase Commercial Mortgage Securities Corp.,
                   Subordinated Bond, Series 1996-2, Class F,
                   Callable, (144A), 6.900% due 11/19/06(s).......     NR/NR             1,659,375
   16,090,000    Citibank Credit Card Master Trust I, PO, Series
                   1997-6, Class A, Callable, 5.937% due
                   08/15/06(y)....................................    Aaa/AAA           11,806,037
    4,700,000    COMM, Sequential Payer, Series 1999-1, Class A2,
                   Partially Callable, 6.455% due 09/15/08(s).....     Aaa/NR            4,697,430
    1,002,076    Countrywide Home Loans, Sequential Payer, Series
                   1997-4, Class A, Callable, 8.000% due
                   08/25/27.......................................     Aaa/NR            1,022,428
    5,089,000    CS First Boston Mortgage Securities Corp.,
                   Subordinated Bond, Series 1997-C2, Class B,
                   Callable, 6.720% due 11/17/07(s)...............     Aa2/NR            5,108,084
    2,452,000    First Union-Lehman Brothers Commercial Mortgage,
                   Subordinated Bond, Series 1997-C2, Class E,
                   Partially Callable, 7.120% due 11/18/12........   Baa3/BBB-           2,136,305
    1,500,000    J.P. Morgan Commercial Mortgage Finance Corp.,
                   Subordinated Bond, CSTR, Series 1996-C2, Class
                   E, Callable, (144A), 8.684% due 11/25/27(v)....     NR/BB             1,328,203
    2,467,787    Merrill Lynch Mortgage Investors, Inc.,
                   Subordinated Bond, CSTR, Series 1995-C2, Class
                   E, Callable, 7.765% due 06/15/21(v)............     Ba3/NR            2,300,055
    2,000,000    Merrill Lynch Mortgage Investors, Inc.,
                   Subordinated Bond, Series 1997-C1, Class F,
                   Partially Callable, 7.120% due 06/18/29........     NR/BB             1,471,875
    8,577,910    Midland Realty Acceptance Corp., Sequential
                   Payer, Series 1996-C2, Class A1, Callable,
                   7.020% due 01/25/29............................     Aaa/NR            8,742,767
   34,000,000    Morgan Stanley Capital I, Inc., Sequential Payer,
                   Series 1997-XL1, Class A3, Partially Callable,
                   6.950% due 10/03/30(s).........................    Aaa/AAA           34,903,125
    5,000,000    Morgan Stanley Capital I, Inc., Subordinated
                   Bond, CSTR, Series 1997-RR, Class D, Callable,
                   (144A), 7.759% due 04/30/39(v).................     NR/NR             3,861,719
    1,000,000    Morgan Stanley Capital I, Inc., Subordinated
                   Bond, Series 1995-GAL1, Class E, Callable,
                   (144A), 8.250% due 08/15/05....................     NR/NR               884,375
    2,000,000    Morgan Stanley Capital I, Inc., Subordinated
                   Bond, Series 1997-HF1, Class F, Partially
                   Callable, (144A), 6.860% due 02/15/10..........     NR/NR             1,537,500
    1,823,528    Mortgage Capital Funding, Inc., Sequential Payer,
                   Series 1997-MC2, Class A1, Partially Callable,
                   6.525% due 01/20/07............................     Aaa/NR            1,848,031

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

  PRINCIPAL                                                         MOODY'S/S&P
   AMOUNT                      SECURITY DESCRIPTION                    RATING           VALUE
-------------    -------------------------------------------------  ------------   ---------------
FINANCIAL SERVICES (CONTINUED)
$  48,090,000    Nationslink Funding Corp., Sequential Payer,
                   Series 1999-1, Class A2, Partially Callable,
                   6.316% due 11/20/08(t).........................    Aaa/AAA      $    47,721,810
   19,770,000    Nomura Asset Securities Corp., Sequential Payer,
                   Series 1998-D6, Class A1B, Partially Callable,
                   6.590% due 03/17/28............................    Aaa/AAA           19,853,405
   13,020,000    Nomura Asset Securities Corp., Sequential Payer,
                   Series 1998-D6, Class A1C, Partially Callable,
                   6.690% due 03/17/28............................    Aaa/AAA           12,881,662
    1,150,000    Vendee Mortgage Trust, Sequential Payer, Series
                   1997-1, Class 2C, Partially Callable, 7.500%
                   due 09/15/17...................................     NR/NR             1,167,963
                                                                                   ---------------
                     TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS AND
                       ASSET BACKED SECURITIES (COST
                       $195,034,258)..............................                     190,491,197
                                                                                   ---------------

CONVERTIBLE BONDS (0.1%)
RETAIL (0.1%)
    1,100,000    Corporate Express, Inc., Callable 07/01/99,
                   4.500% due 07/01/00 (cost $934,625)............     B3/B-               980,375
                                                                                   ---------------

CORPORATE OBLIGATIONS (22.4%)
APPARELS & TEXTILES (0.3%)
      500,000    Collins & Aikman Products Co., Callable 04/15/01,
                   11.500% due 04/15/06...........................      B2/B               516,250
    2,570,000    Polymer Group, Inc., Series B, Callable 07/01/02,
                   9.000% due 07/01/07(s).........................      B2/B             2,634,250
    1,000,000    Westpoint Stevens, Inc., Callable, 7.875% due
                   06/15/05.......................................     Ba3/BB            1,022,500
                                                                                   ---------------
                                                                                         4,173,000
                                                                                   ---------------

AUTOMOTIVE SUPPLIES (0.1%)
    1,000,000    Federal-Mogul Corp., Callable, 7.750% due
                   07/01/06.......................................    Ba2/BB+            1,001,920
                                                                                   ---------------

BANKING (1.4%)
    2,750,000    FCB/SC Capital Trust I, Callable 03/15/08, 8.250%
                   due 03/15/28...................................     NR/NR             2,763,887
    8,300,000    First Union Corp., Putable, 6.550% due
                   10/15/35(s)....................................     A2/A-             8,457,119
   10,800,000    Swiss Bank Corp.-New York, 7.000% due
                   10/15/15(t)....................................     Aa2/AA           10,819,008
                                                                                   ---------------
                                                                                        22,040,014
                                                                                   ---------------

BROADCASTING & PUBLISHING (0.3%)
    1,700,000    Capstar Broadcasting Partners, Callable 07/01/02,
                   9.250% due 07/01/07............................     B2/B-             1,819,000
    2,700,000    Fox Family Worldwide, Inc., Callable 11/01/02,
                   9.250% due 11/01/07(s).........................      B1/B             2,619,000
                                                                                   ---------------
                                                                                         4,438,000
                                                                                   ---------------

BUILDING MATERIALS (0.7%)
   11,000,000    Armstrong World, Inc., 6.350% due 08/15/03(s)....    Baa1/A-           11,009,790
                                                                                   ---------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

  PRINCIPAL                                                         MOODY'S/S&P
   AMOUNT                      SECURITY DESCRIPTION                    RATING           VALUE
-------------    -------------------------------------------------  ------------   ---------------
CHEMICALS (0.2%)
$   3,500,000    Arco Chemical Co., 9.800% due 02/01/20...........     Ba3/BB      $     3,440,290
                                                                                   ---------------

ELECTRIC (1.8%)
      494,000    Calpine Corp., 7.875% due 04/01/08...............     Ba2/BB              498,940
    6,250,000    East Coast Power LLC, Callable, (144A), 7.536%
                   due 06/30/17...................................   Baa3/BBB-           6,197,625
   10,000,000    Pacific Corp., Series G, Callable, 6.710% due
                   01/15/26(s)....................................    Aaa/AAA            9,849,300
    5,000,000    PECO Energy Co., 8.000% due 04/01/02(s)..........   Baa1/BBB+           5,285,250
    5,735,000    Scana Corp., Series B, MTN, 5.810% due
                   10/23/08(t)....................................      A3/A             5,513,055
                                                                                   ---------------
                                                                                        27,344,170
                                                                                   ---------------

ELECTRONICS (0.4%)
    7,000,000    Sensormatic Electronics Corp., Callable, (144A),
                   7.740% due 03/29/06(s).........................     NR/BB+            6,573,140
                                                                                   ---------------

ENERGY SOURCE (0.7%)
      506,000    Cogentrix Energy, Inc., Callable, 8.750% due
                   10/15/08.......................................    Ba1/BB+              546,480
    9,825,000    Florida Power & Light Co., Callable, 6.000% due
                   06/01/08.......................................    Aa3/AA-            9,721,543
                                                                                   ---------------
                                                                                        10,268,023
                                                                                   ---------------

ENTERTAINMENT, LEISURE & MEDIA (0.4%)
    2,500,000    Fox/Liberty Networks LLC, Callable 08/15/02,
                   8.875% due 08/15/07(s).........................      B1/B             2,728,125
    1,090,000    Jacor Communications Co., Series B, Callable
                   06/15/02, 8.750% due 06/15/07..................     B2/BB+            1,160,850
    1,100,000    Lamar Advertising Co., Callable 09/15/02, 8.625%
                   due 09/15/07...................................      B1/B             1,152,250
    1,000,000    Outdoor Systems, Inc., Callable 06/15/02, 8.875%
                   due 06/15/07(s)................................      B1/B             1,065,000
                                                                                   ---------------
                                                                                         6,106,225
                                                                                   ---------------

FINANCIAL SERVICES (8.1%)
   13,000,000    Associates Corp. N.A., 5.875% due 07/15/02(s)....    Aa3/AA-           13,004,290
    3,060,000    Associates Corp. N.A., Putable, 5.960% due
                   05/15/37.......................................    Aa3/AA-            3,078,238
    9,600,000    Cendant Corp., Callable, 7.500% due 12/01/00.....    Baa1/BBB           9,731,808
    3,400,000    Commercial Credit Co., Putable, 8.700% due
                   06/15/10(s)....................................     Aa3/A+            3,993,844
    5,000,000    Enterprise Rent-a-Car USA Finance Co., (144A),
                   6.375% due 05/15/03(s).........................   Baa2/BBB+           4,923,600
    4,000,000    FCB/NC Capital Trust I, Callable 03/01/08, 8.050%
                   due 03/01/28(s)................................    Baa3/BB+           3,932,000
    1,000,000    Golden State Holdings Co., Callable, 7.125% due
                   08/01/05.......................................    Ba1/BB+              980,550
   17,500,000    Household Finance Corp., 5.875% due
                   02/01/09(s)(t).................................      A2/A            16,607,150
    2,525,000    Household Finance Corp., 6.500% due 11/15/08.....      A2/A             2,511,845
    2,500,000    Keystone Financial Mid-Atlantic Funding, MTN,
                   6.500% due 05/31/08(s).........................   Baa2/BBB+           2,432,500
    1,900,000    Nationwide Financial Services, Inc., Callable
                   03/01/07, 8.000% due 03/01/27(s)...............     A1/A+             2,021,334
   10,000,000    NGC Corp. Capital Trust, Series B, Callable,
                   8.316% due 06/01/27(t).........................   Baa3/BBB-          10,183,600
   13,000,000    Norwest Financial, Inc., 7.200% due
                   04/01/04(s)....................................     Aa3/A+           13,630,890
    5,000,000    Phillips 66 Capital Trust II, Callable 01/15/07,
                   8.000% due 01/15/37(s).........................    Baa1/BBB           5,259,350

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

  PRINCIPAL                                                         MOODY'S/S&P
   AMOUNT                      SECURITY DESCRIPTION                    RATING           VALUE
-------------    -------------------------------------------------  ------------   ---------------
FINANCIAL SERVICES (CONTINUED)
$   4,100,000    Provident Financing Trust I, 7.405% due
                   03/15/38(s)....................................    A3/BBB-      $     4,086,429
    3,000,000    Safeco Capital Trust I, Callable 07/15/07, 8.072%
                   due 07/15/37...................................      A3/A             2,978,610
    1,250,000    Sears Roebuck Acceptance Corp., Series 3, MTN,
                   6.600% due 10/09/01(s).........................     A2/A-             1,272,725
    2,450,000    Sun World International, Inc., Series B, Callable
                   04/15/01, 11.250% due 04/15/04.................      B2/B             2,587,812
   20,000,000    Toyota Motor Credit Corp., 5.625% due
                   11/13/03(t)....................................    Aa1/AAA           19,763,800
    1,500,000    US Bancorp, Series B, Callable 12/15/06, 8.270%
                   due 12/15/26...................................    A1/BBB+            1,600,845
                                                                                   ---------------
                                                                                       124,581,220
                                                                                   ---------------

FOOD, BEVERAGES & TOBACCO (0.2%)
    3,175,000    J Seagram & Sons, 7.600% due 12/15/28(s).........   Baa3/BBB-           3,246,120
                                                                                   ---------------

FOREST PRODUCTS & PAPER (1.4%)
    5,000,000    Champion International Corp., 7.100% due
                   09/01/05(s)....................................    Baa1/BBB           5,149,200
    5,600,000    Georgia-Pacific Corp., 9.950% due 06/15/02(s)....   Baa2/BBB-           6,177,080
    9,150,000    Georgia-Pacific Corp., Callable 04/30/05, 8.625%
                   due 04/30/25(t)................................   Baa2/BBB-           9,761,037
                                                                                   ---------------
                                                                                        21,087,317
                                                                                   ---------------

HEALTH SERVICES (0.2%)
    1,826,000    Genesis Health Ventures, Callable 06/15/00,
                   9.750% due 06/15/05............................    B2/CCC+            1,652,530
    2,000,000    Mariner Post-Acute Network, Inc., Series B,
                   Callable 04/01/01, 9.500% due 04/01/06.........     B3/CCC            1,400,000
                                                                                   ---------------
                                                                                         3,052,530
                                                                                   ---------------

METALS & MINING (0.2%)
    2,400,000    P&L Coal Holdings Corp., Series B, Callable
                   05/15/03, 9.625% due 05/15/08(s)...............      B2/B             2,496,000
    1,000,000    Ryerson Tull, Inc., Callable, 8.500% due
                   07/15/01.......................................    Baa3/BBB           1,030,000
                                                                                   ---------------
                                                                                         3,526,000
                                                                                   ---------------

NATURAL GAS (0.6%)
    3,591,000    Columbia Energy Group, Series G, Callable
                   11/28/05, 7.620% due 11/28/25(s)...............    A3/BBB+            3,585,649
    5,000,000    National Fuel Gas Co., Series D, MTN, Putable,
                   6.214% due 08/12/27............................     A2/A-             5,048,050
                                                                                   ---------------
                                                                                         8,633,699
                                                                                   ---------------

OIL-PRODUCTION (0.2%)
    2,500,000    Plains Resources, Inc., Series D, Callable
                   03/15/01, 10.250% due 03/15/06(s)..............     B2/B-             2,600,000
                                                                                   ---------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

  PRINCIPAL                                                         MOODY'S/S&P
   AMOUNT                      SECURITY DESCRIPTION                    RATING           VALUE
-------------    -------------------------------------------------  ------------   ---------------
OIL-SERVICES (0.3%)
$     750,000    Lasmo (USA) Inc., Callable 06/01/03, 8.375% due
                   06/01/23.......................................    Baa2/BBB     $       757,117
    1,250,000    Newpark Resources, Inc., Series B, Callable
                   12/15/02, 8.625% due 12/15/07(s)...............     B2/B+             1,206,250
    3,013,892    Oil Purchase Co., Sinking Fund, (144A), 7.100%
                   due 10/31/02(s)................................    Baa3/BBB           2,833,058
                                                                                   ---------------
                                                                                         4,796,425
                                                                                   ---------------

PACKAGING & CONTAINERS (0.0%)
      710,000    Stone Container Corp., Callable, 12.750% due
                   04/01/02(v)....................................     B3/B-               713,550
                                                                                   ---------------

RAILROADS (0.6%)
    1,500,000    Union Pacific Corp., 7.125% due 02/01/28(t)......   Baa3/BBB-           1,482,600
    7,000,000    Union Pacific Corp., 7.600% due 05/01/05(s)......   Baa3/BBB-           7,409,570
                                                                                   ---------------
                                                                                         8,892,170
                                                                                   ---------------

RETAIL (0.2%)
    2,500,000    Federated Department Stores, Inc., 8.500% due
                   06/15/03.......................................   Baa2/BBB+           2,714,450
    1,000,000    Fred Meyer, Inc., Callable, 7.450% due
                   03/01/08.......................................    Ba2/BB+            1,048,300
                                                                                   ---------------
                                                                                         3,762,750
                                                                                   ---------------

TELECOMMUNICATIONS (0.3%)
    1,000,000    Lenfest Communications, Inc., 7.625% due
                   02/15/08.......................................    Ba2/BB+            1,022,500
    1,500,000    McLeodUSA, Inc., Callable 07/15/02, 9.250% due
                   07/15/07.......................................     B2/B+             1,567,500
    1,000,000    NEXTLINK Communications, Inc., Callable 10/01/02,
                   9.625% due 10/01/07(s).........................      B3/B             1,010,000
    1,300,000    Qwest Communications International, Inc., Series
                   B, Callable 04/01/02, 10.875% due 04/01/07.....    Ba1/BB+            1,495,754
                                                                                   ---------------
                                                                                         5,095,754
                                                                                   ---------------

TELEPHONE (1.9%)
   21,900,000    AT&T Corp., Callable, 6.000% due 03/15/09(t).....     A1/AA-           21,404,624
    7,500,000    MCI Worldcom, Inc., 6.950% due 08/15/06(s).......   Baa2/BBB+           7,791,900
                                                                                   ---------------
                                                                                        29,196,524
                                                                                   ---------------

TRANSPORTATION (0.2%)
    2,500,000    Atlantic Express Transportation Corp., Callable
                   02/01/01, 10.750% due 02/01/04.................      B2/B             2,568,750
                                                                                   ---------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

  PRINCIPAL                                                         MOODY'S/S&P
   AMOUNT                      SECURITY DESCRIPTION                    RATING           VALUE
-------------    -------------------------------------------------  ------------   ---------------
UTILITIES (1.7%)
$  10,000,000    Atmos Energy Corp., Callable, 6.750% due
                   07/15/28(t)....................................     A3/A-       $     9,516,500
    2,950,000    Central Power & Light Co., Series KK, 6.625% due
                   07/01/05.......................................      A3/A             3,021,714
   12,400,000    Southern Co. Capital Trust I, Callable 02/01/07,
                   8.190% due 02/01/37(s).........................    A3/BBB+           13,083,860
                                                                                   ---------------
                                                                                        25,622,074
                                                                                   ---------------
                     TOTAL CORPORATE OBLIGATIONS (COST
                       $346,555,870)..............................                     343,769,455
                                                                                   ---------------

FOREIGN CORPORATE OBLIGATIONS (4.2%)
BERMUDA (0.1%)
ENTERTAINMENT, LEISURE & MEDIA
    1,250,000    Central European Media Enterprises, Callable
                   08/15/01, 9.375% due 08/15/04..................   Caa1/CCC+           1,112,500
                                                                                   ---------------

CANADA (2.4%)
FINANCIAL SERVICES
    5,000,000    McKesson Finance of Canada, (144A), 6.550% due
                   11/01/02.......................................     A3/A-             5,039,100

FOOD, BEVERAGES & TOBACCO
      350,000    Cott Corp., Callable 07/01/00, 8.500% due
                   05/01/07.......................................     B1/B+               315,000

OIL PRODUCTION
    6,400,000    Canadian Occidental Petroleum, Callable, 7.125%
                   due 02/04/04(s)................................    Baa2/BBB           6,440,000
    1,498,800    Express Pipeline LP, Series B, Callable, Sinking
                   Fund, (144A), 7.390% due 12/31/19..............   Baa3/BBB-           1,362,034

RAILROADS
    5,350,000    Canadian National Railway, 7.000% due
                   03/15/04(s)....................................    Baa2/BBB           5,489,742

TELECOMMUNICATIONS
      900,000    Rogers Cablesystems Ltd., Callable 12/01/02,
                   10.000% due 12/01/07...........................    Ba3/BB+            1,012,500

TELECOMMUNICATION SERVICES
      300,000    Microcell Telecommunications, Inc., Series B,
                   Callable 12/01/01, 0.000% due 06/01/06(v)......     B3/NR               252,000

TELEPHONE
      600,000    Call-Net Enterprises, Inc., Callable 08/15/02,
                   0.000% due 08/15/07(v).........................     B2/BB-              423,000
    1,250,000    Rogers Cantel, Inc., Callable 10/01/02, 8.300%
                   due 10/01/07...................................    Ba3/BB+            1,318,750

TRANSPORT & SERVICES
    7,000,000    Laidlaw, Inc., Putable, 6.720% due 10/01/27(s)...    Baa3/BBB           6,542,200
    2,500,000    Teekay Shipping Corp., Sinking Fund, 8.320% due
                   02/01/08(s)....................................    Ba2/BB+            2,456,250

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

  PRINCIPAL                                                         MOODY'S/S&P
   AMOUNT                      SECURITY DESCRIPTION                    RATING           VALUE
-------------    -------------------------------------------------  ------------   ---------------
WATER
$   4,500,000    Hydro Quebec, Series GF, 8.875% due
                   03/01/26(s)....................................     A2/A+       $     5,669,866
                                                                                   ---------------
                                                                                        36,320,442
                                                                                   ---------------

FRANCE (0.1%)
ELECTRICAL EQUIPMENT
    1,785,000    Legrand S.A., 8.500% due 02/15/25(s).............      A2/A             2,036,167
                                                                                   ---------------

HONG KONG (0.0%)
BANKING
       44,000    Bangkok Bank Public Co. Ltd., (144A), 9.025% due
                   03/15/29.......................................     NR/B+                34,320
                                                                                   ---------------

MEXICO (0.1%)
FOOD, BEVERAGES & TOBACCO
    1,625,000    Panamerican Beverages, 7.250% due 07/01/09(s)....   Baa3/BBB-           1,428,586
                                                                                   ---------------

NETHERLANDS (0.2%)
FINANCIAL SERVICES
      900,000    ICI Investments BV, Series E, MTN, 6.750% due
                   08/07/02.......................................    Baa1/A-              911,070
    2,250,000    Montell Finance Co. BV, (144A), 8.100% due
                   03/15/27.......................................      A3/A             2,267,640
                                                                                   ---------------
                                                                                         3,178,710
                                                                                   ---------------

SOUTH KOREA (0.2%)
BANKING
    1,000,000    Export-Import Bank of Korea, 7.125% due
                   09/20/01.......................................    Baa3/NR              964,400

ELECTRIC
    1,500,000    Korea Electric Power Corp., Putable, 6.000% due
                   12/01/26.......................................   Baa3/BBB-           1,443,660
                                                                                   ---------------
                                                                                         2,408,060
                                                                                   ---------------

SWEDEN (0.1%)
TRANSPORTATION
    1,500,000    Stena AB, Callable 06/15/02, 8.750% due
                   06/15/07.......................................     Ba2/BB            1,406,250
                                                                                   ---------------

UNITED KINGDOM (1.0%)
ELECTRIC
    5,000,000    National Power Co. PLC, 6.250% due 12/01/03......     A2/A-             5,012,500
   10,000,000    United Utilities PLC, Callable, 6.875% due
                   08/15/28(s)....................................      A2/A             9,593,600

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

  PRINCIPAL                                                         MOODY'S/S&P
   AMOUNT                      SECURITY DESCRIPTION                    RATING           VALUE
-------------    -------------------------------------------------  ------------   ---------------
TELEPHONE
$   1,500,000    Orange PLC, Callable 08/01/03, 8.000% due
                   08/01/08(s)....................................     Ba3/B+      $     1,545,000
                                                                                   ---------------
                                                                                        16,151,100
                                                                                   ---------------
                     TOTAL FOREIGN CORPORATE OBLIGATIONS (COST
                       $64,640,552)...............................                      64,076,135
                                                                                   ---------------

FOREIGN GOVERNMENT AGENCIES (0.2%)
MEXICO (0.2%)
ELECTRIC
    3,814,000    Petroleos Mexicanos, (144A), 7.750% due 10/29/99
                   (cost $3,825,596)..............................     Ba2/BB            3,823,535
                                                                                   ---------------

FOREIGN GOVERNMENT OBLIGATIONS (0.3%)
CANADA (0.3%)
    4,700,000    Province of Quebec, Series NY, 6.500% due
                   01/17/06(s) (cost $4,763,668)..................     A2/A+             4,787,843
                                                                                   ---------------

PRIVATE PLACEMENT (3.2%)
FINANCIAL SERVICES (2.0%)
    6,000,000    500 Grant Street Associates, Sinking Fund,
                   (144A), 6.460% due 12/01/08....................     A2/NR             6,033,600
   23,500,000    Newcourt Credit Group, (144A), 6.875% due
                   02/16/05(t)....................................    Baa3/BBB          24,059,535
                                                                                   ---------------
                                                                                        30,093,135
                                                                                   ---------------

REAL ESTATE (1.2%)
    4,487,596    180 East End Avenue Note, secured by first
                   mortgage and agreement on co-op apartment
                   building in New York City, 6.875% due
                   01/01/29(f)....................................     NR/NR             4,382,407
   10,986,452    200 East 57th Street, secured by first mortgage
                   and agreement on co-op apartment building in
                   New York City, 6.500% due 01/01/14(f)..........     NR/NR            10,545,895
    3,291,757    81 Irving Place Note, secured by first mortgage
                   and agreement on co-op apartment building in
                   New York City, 6.950% due 01/01/29(f)..........     NR/NR             3,221,840
                                                                                   ---------------
                                                                                        18,150,142
                                                                                   ---------------
                     TOTAL PRIVATE PLACEMENT (COST $48,186,139)...                      48,243,277
                                                                                   ---------------

SOVEREIGN BONDS (4.0%)
ARGENTINA (0.2%)
      606,000    Republic of Argentina Global Bonds, 11.750% due
                   04/04/09.......................................     Ba3/BB              625,392
    3,031,800    Republic of Argentina, Series FRB, Callable
                   09/30/99, Sinking Fund, 5.938% due
                   03/31/05(v)....................................     Ba3/BB            2,698,302
                                                                                   ---------------
                                                                                         3,323,694
                                                                                   ---------------

BULGARIA (0.0%)
      785,000    Republic of Bulgaria IAB PDI Bonds, Callable
                   07/28/99, Sinking Fund, 5.875% due
                   07/28/11(v)....................................     B2/NR               531,838
                                                                                   ---------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

  PRINCIPAL                                                         MOODY'S/S&P
   AMOUNT                      SECURITY DESCRIPTION                    RATING           VALUE
-------------    -------------------------------------------------  ------------   ---------------
COLOMBIA (0.4%)
$   2,120,000    Republic of Colombia Global Bonds, 7.625% due
                   02/15/07.......................................   Baa3/BBB-     $     1,841,750
    3,472,000    Republic of Colombia Global Bonds, 10.875% due
                   03/09/04.......................................   Baa3/BBB-           3,655,728
                                                                                   ---------------
                                                                                         5,497,478
                                                                                   ---------------

MEXICO (1.3%)
    7,671,000    United Mexican States Global Bonds, 11.375% due
                   09/15/16.......................................     Ba2/BB            8,749,734
    3,920,000    United Mexican States Global Bonds, 11.500% due
                   05/15/26(s)....................................     Ba2/BB            4,662,840
    1,470,000    United Mexican States Global Bonds, Series E,
                   MTN, 9.750% due 04/06/05.......................     Ba2/BB            1,524,390
    4,362,000    United Mexican States Global Bonds, Series XW,
                   10.375% due 02/17/09...........................     NR/NR             4,678,245
                                                                                   ---------------
                                                                                        19,615,209
                                                                                   ---------------

PANAMA (0.4%)
      700,000    Republic of Panama IRB, Series 18 Year, Sinking
                   Fund, 4.000% due 07/17/14(v)...................    Ba1/BB+              548,625
    8,158,759    Republic of Panama PDI, Series 20 Year, Sinking
                   Fund, 5.938% due 07/17/16(v)...................    Ba1/BB+            6,376,070
                                                                                   ---------------
                                                                                         6,924,695
                                                                                   ---------------

PERU (0.4%)
   10,114,000    Republic of Peru PDI, Series 20 Year, Sinking
                   Fund, 4.500% due 03/07/17(v)...................     NR/BB             6,814,308
                                                                                   ---------------

PHILIPPINES (0.4%)
    3,463,000    Republic of Philippines Global Bonds, 8.875% due
                   04/15/08.......................................    Ba1/BB+            3,523,603
    2,957,000    Republic of Philippines Global Bonds, 9.875% due
                   01/15/19.......................................    Ba1/BB+            3,031,812
                                                                                   ---------------
                                                                                         6,555,415
                                                                                   ---------------

POLAND (0.4%)
    7,240,000    Republic of Poland Bearer PDI, Callable 10/27/99,
                   Sinking Fund, 5.000% due 10/27/14(s)(v)........   Baa3/BBB-           6,697,000
                                                                                   ---------------

VENEZUELA (0.5%)
    8,785,685    Republic of Venezuela DCB, Series DL, Callable,
                   Sinking Fund, 5.938% due 12/18/07(v)...........     B2/B+             7,094,440
                                                                                   ---------------
                     TOTAL SOVEREIGN BONDS (COST $60,586,489).....                      63,054,077
                                                                                   ---------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (47.4%)
FEDERAL HOME LOAN MORTGAGE CORP. (3.0%)
    1,275,937    6.000% due 03/01/11-04/01/11.....................                       1,269,149
    3,618,358    7.000% due 09/01/09-07/01/28.....................                       3,675,069
    8,400,217    7.500% due 10/01/26..............................                       8,633,827
    3,067,885    8.000% due 11/01/26-03/01/27.....................                       3,192,502
        6,494    9.000% due 04/01/03..............................                           6,639
    4,569,512    9.250% due 06/01/16..............................                       4,804,430

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

  PRINCIPAL                                                         MOODY'S/S&P
   AMOUNT                      SECURITY DESCRIPTION                    RATING           VALUE
-------------    -------------------------------------------------  ------------   ---------------
FEDERAL HOME LOAN MORTGAGE CORP. (CONTINUED)
$   1,509,536    9.500% due 08/01/04-03/01/06.....................                 $     1,585,832
       12,926    10.000% due 04/01/09.............................                          13,701
          616    12.500% due 08/01/14.............................                             704
    2,654,180    Gold, 6.500% due 05/01/04........................                       2,664,133
    9,762,562    Gold, 8.506% due 12/01/04........................                      10,374,247
      100,212    REMIC: PAC-1(11), Series 1207, Class J, Partially
                   Callable, 6.750% due 07/15/19..................                         100,024
    7,830,000    REMIC: Sequential Payer, AD, Series 1980, Class
                   VB, Partially Callable, 7.000% due 03/15/11....                       7,976,813
    1,550,000    REMIC: Sequential Payer, Series 1980, Class C,
                   Partially Callable, 6.850% due 10/15/21........                       1,555,813
                                                                                   ---------------
                                                                                        45,852,883
                                                                                   ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (33.9%)
    7,846,279    6.500% due 10/01/13-09/01/28.....................                       7,795,122
    2,807,834    6.880% due 11/01/05..............................                       2,869,269
   41,933,690    7.000% due 04/01/28-09/01/28.....................                      42,483,860
      250,989    7.500% due 03/01/27..............................                         257,969
    4,101,234    8.000% due 06/01/11-05/01/27.....................                       4,263,182
    4,232,737    8.700% due 01/01/05..............................                       4,634,847
      379,848    9.000% due 12/01/24..............................                         402,756
      213,997    10.000% due 06/01/20.............................                         231,924
   16,179,025    IO, Series 292, Class 2, 7.500% due 11/01/27.....                       3,473,434
   16,179,025    PO, Series 292, Class 1, 7.081% due
                   11/01/27(y)....................................                      13,201,073
  123,420,000    TBA, May, 6.000% due 03/01/29....................                     119,601,694
  307,105,000    TBA, May, 6.500% due 03/01/29....................                     305,089,620
   16,350,000    TBA, May, 7.000% due 03/01/29....................                      16,564,594
                                                                                   ---------------
                                                                                       520,869,344
                                                                                   ---------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (10.5%)
    9,680,059    6.500% due 06/15/28-07/15/28.....................                       9,616,461
  136,583,239    7.000% due 12/15/08-02/15/29.....................                     138,591,178
   10,397,282    7.500% due 01/15/27-02/15/27.....................                      10,715,647
    1,661,585    8.000% due 06/15/17-04/15/27.....................                       1,736,257
       95,959    9.000% due 12/15/26..............................                         103,095
       17,032    11.000% due 05/15/16.............................                          19,012
        9,239    11.500% due 07/15/13.............................                          10,413
                                                                                   ---------------
                                                                                       160,792,063
                                                                                   ---------------
                     TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                       (COST $728,780,875)........................                     727,514,290
                                                                                   ---------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                      SECURITY DESCRIPTION                                     VALUE
-------------    -------------------------------------------------                 ---------------
U.S. TREASURY OBLIGATIONS (4.8%)
U.S. TREASURY BONDS (4.4%)
$   7,240,000    5.500% due 08/15/28(s)...........................                 $     6,899,503
   19,418,000    6.750% due 08/15/26(s)...........................                      21,647,963
   27,250,000    12.000% due 08/15/13(s)..........................                      39,614,688
                                                                                   ---------------
                                                                                        68,162,154
                                                                                   ---------------

U.S. TREASURY NOTES (0.1%)
    2,120,000    7.875% due 08/15/01(s)...........................                       2,243,893
                                                                                   ---------------

U.S. TREASURY STRIPS (0.3%)
   13,490,000    PO, 6.112% due 11/15/15(y).......................                       4,983,340
                                                                                   ---------------
                     TOTAL U.S. TREASURY OBLIGATIONS (COST
                       $77,934,664)...............................                      75,389,387
                                                                                   ---------------

                                                                    MOODY'S/S&P
  SHARES                                                              RATING
-----------                                                       ---------------
CONVERTIBLE PREFERRED STOCKS (1.0%)
FINANCIAL SERVICES (0.3%)
    150,000    TCI Communications Financing II, Callable
                 05/31/01.......................................             A3/A         4,059,375
                                                                                    ---------------

INDUSTRIAL PRODUCTS & SERVICES (0.7%)
     12,575    Home Ownership Funding, (144A), 13.331%(v).......           Aaa/NR        11,478,133
                                                                                    ---------------
                   TOTAL CONVERTIBLE PREFERRED STOCKS (COST
                     $16,675,578)...............................                         15,537,508
                                                                                    ---------------

PREFERRED STOCKS (0.1%)
OIL-SERVICES (0.1%)
     36,000    Lasmo PLC, Series A, Callable 06/16/99, 10.000%
                 (cost $801,000)................................         Baa3/BB+           866,250
                                                                                    ---------------

 PRINCIPAL
   AMOUNT                    SECURITY DESCRIPTION                     VALUE
------------   -------------------------------------------------  --------------
SHORT-TERM INVESTMENTS (28.0%)
COMMERCIAL PAPER--DOMESTIC (12.6%)
  25,000,000   Asset Securitization Corp., 4.810% due
                 06/16/99(t)....................................      24,846,347
  15,000,000   General Electric Capital Corp., 4.800 due
                 06/07/99.......................................      14,926,000
  50,000,000   Morgan Stanley Dean Witter & Co., 4.656 due
                 06/08/99(t)(y).................................      49,746,139
  20,000,000   Bavaria TRR Corp., 4.830 due 07/20/99(t).........      19,785,333
  35,000,000   TRW Inc., 5.130% due 06/30/99(t).................      34,700,750
  50,000,000   MCI Worlcom Inc., 5.080% due 05/18/99(t).........      49,880,056
                                                                  --------------
                                                                     193,884,625
                                                                  --------------

COMMERCIAL PAPER--FOREIGN (1.3%)
  20,000,000   Caisse D'Amortissement, 4.891 due 12/03/99(y)....      19,420,400
                                                                  --------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                    SECURITY DESCRIPTION                     VALUE
------------   -------------------------------------------------  --------------
REPURCHASE AGREEMENT (14.1%)
$217,333,000   Goldman Sachs Repurchase Agreement, 4.890% dated
                 04/30/99 due 05/03/99, proceeds $217,421,563
                 (collateralized by $92,964,000 U.S. Treasury
                 Bond, 8.875% due 08/15/17, valued at
                 $125,406,949; $73,073,000 U.S. Treasury Bond,
                 8.125% due 08/15/19, valued at $93,373,556)....  $  217,333,000
                                                                  --------------
                   TOTAL SHORT-TERM INVESTMENTS (COST
                    $430,638,025)...............................     430,638,025
                                                                  --------------
               TOTAL INVESTMENTS (COST $1,983,357,820)
                 (128.4%).......................................   1,973,192,154
               LIABILITIES IN EXCESS OF OTHER ASSETS (-28.4%)...    (436,800,916)
                                                                  --------------
               NET ASSETS (100.0%)..............................  $1,536,391,238
                                                                  --------------
                                                                  --------------

------------------------------
Note: Based on the cost of the investments of $1,983,391,859 for federal income tax purposes at April 30, 1999, the aggregate gross unrealized appreciation and depreciation was $11,440,100 and $21,639,805, respectively, resulting in net unrealized depreciation of $10,199,705.

(f) Fair valued security. Approximately 1% of the market value of the securities have been valued at fair value. (See Note 1a).

(s) Security is fully or partially segregated with custodian as collateral for future contracts or with broker as initial margin for futures contracts. $337,451,890 of the market value has been segregated.

(t) All or a portion of the security has been segregated as collateral for TBA securities and when issued securities.

(v) Rate shown reflects current rate on variable or floating rate instrument or investment with step coupon rate.

(y) Yield to maturity.

Abbreviations used in the schedule of investments are as follows:

144A - Securities restricted for resale to Qualified Institutional Buyers.

AD - Accretion Directed.

CSTR - Collateral Strip Rate.

DCB - Debt Conversion Bond.

IAB - Interest in Arrears Bond.

IRB - Interest Reduction Bond.

IO - Interest Only.

MTN - Medium Term Note.

NAS - Non-accelerated Security.

PAC - Planned Amortization Class.

PDI - Past Due Interest.

PO - Principal Only.

REMIC - Real Estate Mortgage Investment Conduit.

TBA - Security purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity will be determined upon settlement date.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $1,983,357,820)         $1,973,192,154
Cash                                                          875
Foreign Currency at Value (Cost $40)                           40
Interest Receivable                                    13,107,275
Receivable for Investments Sold                         3,736,371
Variation Margin Receivable                               456,597
Prepaid Trustees' Fees                                      7,678
Prepaid Expenses and Other Assets                           8,029
                                                   --------------
    Total Assets                                    1,990,509,019
                                                   --------------
LIABILITIES
Payable for Investments Purchased                     453,643,453
Advisory Fee Payable                                      387,184
Administrative Services Fee Payable                        33,241
Fund Services Fee Payable                                     641
Accrued Expenses                                           53,262
                                                   --------------
    Total Liabilities                                 454,117,781
                                                   --------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $1,536,391,238
                                                   --------------
                                                   --------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income                                                  $47,264,299
Dividend Income (Net of Foreign Withholding Tax
  of $6,948 )                                                      1,065,060
                                                                 -----------
    Investment Income                                             48,329,359
EXPENSES
Advisory Fee                                       $ 2,239,935
Administrative Services Fee                            197,184
Custodian Fees and Expenses                            142,116
Professional Fees and Expenses                          23,994
Fund Services Fee                                       15,656
Administration Fee                                      10,039
Trustees' Fees and Expenses                              8,444
Miscellaneous                                            5,978
                                                   -----------
    Total Expenses                                                 2,643,346
                                                                 -----------
NET INVESTMENT INCOME                                             45,686,013
NET REALIZED GAIN (LOSS) ON
  Investment Transactions                            3,118,896
  Futures                                           (2,070,952)
  Foreign Currency Contracts and Transactions          926,014
                                                   -----------
    Net Realized Gain                                              1,973,958
NET CHANGE IN UNREALIZED
  APPRECIATION/(DEPRECIATION) OF
  Investments                                      (32,824,651)
  Futures                                              242,366
  Foreign Currency Contracts and Translations         (955,626)
                                                   -----------
    Net Change in Unrealized Depreciation                        (33,537,911)
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $14,122,060
                                                                 -----------
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                    MONTHS ENDED     FOR THE FISCAL
                                                   APRIL 30, 1999      YEAR ENDED
                                                    (UNAUDITED)     OCTOBER 31, 1998
                                                   --------------   ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $   45,686,013   $     76,630,594
Net Realized Gain on Investments, Futures and
  Foreign Currency Contracts and Transactions           1,973,958         14,578,678
Net Change in Unrealized Appreciation
  (Depreciation) of Investments, Futures and
  Foreign Currency Contracts and Translations         (33,537,911)         5,171,549
                                                   --------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                       14,122,060         96,380,821
                                                   --------------   ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                         476,795,432        542,769,830
Withdrawals                                          (301,716,051)      (373,515,793)
                                                   --------------   ----------------
    Net Increase from Investors' Transactions         175,079,381        169,254,037
                                                   --------------   ----------------
    Total Increase in Net Assets                      189,201,441        265,634,858
NET ASSETS
Beginning of Period                                 1,347,189,797      1,081,554,939
                                                   --------------   ----------------
End of Period                                      $1,536,391,238   $  1,347,189,797
                                                   --------------   ----------------
                                                   --------------   ----------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                       FOR THE
                                                     SIX MONTHS         FOR THE FISCAL YEAR ENDED
                                                        ENDED                  OCTOBER 31,
                                                   APRIL 30, 1999    --------------------------------
                                                     (UNAUDITED)     1998   1997   1996   1995   1994
                                                   ---------------   ----   ----   ----   ----   ----
RATIOS TO AVERAGE NET ASSETS
  Expenses                                                0.35%(a)   0.36%  0.37%  0.37%  0.39%  0.46%
  Net Investment Income                                   6.12%(a)   6.42%  6.70%  6.38%  6.68%  5.88%
Portfolio Turnover                                         145%(b)    115%    93%   186%   293%   234%

------------------------
(a) Annualized.

(b) Not Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The U.S. Fixed Income Portfolio (the "portfolio") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no load, open-end management investment company which was organized as a trust under the laws of the State of New York on January 29, 1993. The portfolio commenced operations on July 12, 1993 and received a contribution of certain assets and liabilities, including securities, with a value of $91,653,371 on that date from J.P. Morgan Bond Fund in exchange for a beneficial interest in the portfolio. The portfolio's investment objective is to provide a high total return consistent with moderate risk of capital. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

Investments in emerging and international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in emerging market and foreign countries could adversely affect the liquidity or value, or both, of such securities in which the portfolio is invested. The ability of the issuers of debt, asset-backed and mortgage securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of asset-backed and mortgage securities can be significantly affected by changes in interest rates or rapid principal payments including pre-payments.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Independent pricing services procedures include the use of prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the portfolio's trustees. All short-term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

THE U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

      The portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations. At April 30, 1999, the portfolio had no open forward foreign currency contracts.

   e) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are

THE U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------
      known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. Open futures contracts at April 30, 1999 are summarized as follows:

      SUMMARY OF OPEN CONTRACTS AT APRIL 30, 1999

                                                                    NET UNREALIZED
                                                                    APPRECIATION/    PRINCIPAL AMOUNT
                                                   CONTRACTS LONG   (DEPRECIATION)     OF CONTRACTS
                                                   --------------   --------------   ----------------
U.S. Five Year Note, expiring June 1999..........            624    $    (338,428)   $    69,690,182
                                                   --------------   --------------   ----------------
                                                   --------------   --------------   ----------------

                                                                     NET UNREALIZED
                                                                     APPRECIATION/    PRINCIPAL AMOUNT
                                                   CONTRACTS SHORT   (DEPRECIATION)     OF CONTRACTS
                                                   ---------------   --------------   ----------------
U.S. Ten Year Note, expiring June 1999...........             400    $     657,670    $    46,532,670
U.S. Long Bond, expiring June 1999...............             235          249,371         28,493,434
                                                   ---------------   --------------   ----------------
Totals...........................................             635    $     907,041    $    75,026,104
                                                   ---------------   --------------   ----------------
                                                   ---------------   --------------   ----------------

   f) The portfolio may enter into commitments to buy and sell investments to settle on future dates as part of its normal investment activities. These commitments are reported at market value in the financial statements. Credit risk exists on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the security were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

   g) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the Agreement, the portfolio pays JPMIM at an annual rate of 0.30% of the portfolio's average daily net assets. For the six months ended April 30, 1998, this fee amounted to $2,239,935.

THE U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

   b) The portfolio, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 1999, the fee for these services amounted to $10,039.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan") under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services and J.P. Morgan Series Trust. For the six months ended April 30, 1999, the fee for these services amounted to $197,184.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $15,656 for the six months ended April 30, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $3,300.

THE U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended April 30, 1999, were as follows:

                                                      COST OF          PROCEEDS
                                                     PURCHASES        FROM SALES
                                                   --------------   --------------
U.S. Government and Agency Obligations...........  $1,816,957,596   $1,675,959,539
Corporate and Collateralized Mortgage Obligations
 and Other Securities............................     533,839,040      392,336,500
                                                   --------------   --------------
                                                   $2,350,796,636   $2,068,296,039
                                                   --------------   --------------
                                                   --------------   --------------

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

J.P. MORGAN INSTITUTIONAL FUNDS

     PRIME MONEY MARKET FUND

     TREASURY MONEY MARKET FUND

     FEDERAL MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND

     TAX AWARE ENHANCED INCOME FUND:

       INSTITUTIONAL SHARES

     SHORT TERM BOND FUND

     BOND FUND

     GLOBAL STRATEGIC INCOME FUND

     TAX EXEMPT BOND FUND

     NEW YORK TAX EXEMPT BOND FUND

     CALIFORNIA BOND FUND: INSTITUTIONAL SHARES

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     TAX AWARE DISCIPLINED EQUITY FUND:

        INSTITUTIONAL SHARES

     INTERNATIONAL EQUITY FUND

     EUROPEAN EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     EMERGING MARKETS EQUITY FUND

     SMARTINDEX-TM- FUND

FOR MORE INFORMATION ON THE J.P. MORGAN INSTITUTIONAL FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722.
IM0413-I

J.P. Morgan
Institutional
Bond Fund




SEMIANNUAL REPORT
APRIL 30, 1999